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                                                                   Exhibit 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated February 14, 2002 included in GTSI Corp.'s Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Vienna, Virginia
May 13, 2002